UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2006

CENTURY PROPERTIES FUND XIX

(Exact name of Registrant as specified in its charter)

            California

   0-11935

  94-2887133

(State or other jurisdiction

(Commission

     (I.R.S. Employer

   of incorporation or

File Number)

  Identification Number)

           organization)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Century Properties Fund XIX, a California limited partnership  (the “Registrant”), owns Sandspoint Apartments (“Sandspoint”), a 432-unit apartment complex located in Phoenix, Arizona.  As previously disclosed, on February 20, 2006 (the “Effective Date”), the Registrant entered into a Purchase and Sale Contract (the “Purchase Agreement”) with a third party, FF Realty LLC, a Delaware limited liability company (the “Purchaser”), to sell Sandspoint to the Purchaser for a total sales price of $26,400,000.

On March 22, 2006, the Registrant and the Purchaser entered into an amendment to the Purchase Agreement, a copy of which is attached as an exhibit, to reduce the purchase price to $25,700,000.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

10.32

First Amendment to the Purchase and Sale Contract between Century Properties Fund XIX, a California limited partnership, and FF Realty LLC, a Delaware limited liability company, dated March 22, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PROPERTIES FUND XIX

By:

FOX PARTNERS II

General Partner

By:

FOX CAPITAL MANAGEMENT CORPORATION

Managing General Partner

By:

/s/Martha L. Long

Martha L. Long

Senior Vice President

Date:  March 28, 2006